Exhibit 32


                 CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350
                AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the report of Rezconnect Technologies, Inc (the "Company") on form 10-Q for the period ending June 30, 2003 filed herewith (the "Report")
I, Michael Y. Brent, Chief Executive Officer, of the Company, certify, that to the best of my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

This certification accompanies the Report pursuant to Section 906 of the Sabanes-Oxley Act of 2002 and shall not, except to the extent required by the Sabanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.


Dated: as of August 7, 2003


/s/ Michael Y. Brent
----------------------------------------
Michael Y. Brent, Chief Executive Officer



                 CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350
                AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the report of Rezconnect Technologies, Inc (the "Company") on form 10-Q for the period ending June 30, 2003 filed herewith (the "Report")
I, Derek J. Brent, Chief Financial Officer, of the Company, certify, that to the best of my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

This certification accompanies the Report pursuant to Section 906 of the Sabanes-Oxley Act of 2002 and shall not, except to the extent required by the Sabanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.


Dated: as of August 7, 2003


/s/ Derek J. Brent
---------------------------------------
Derek J. Brent, Chief Financial Officer